UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

October 15, 2012

Date of Report (Date of Earliest event reported)

TEXAS GULF ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, TX		77571
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		(281) 867-8400

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2012, the Board of Directors of Texas Gulf Energy, Inc., (“Company”), by unanimous written consent, elected two new Directors, Noureddine Ayed and Karim Ayed. Mr. Noureddine Ayed was also named Chairman of the Board. There are no arrangements or understanding between either of the new Directors and any other person or persons pursuant to which either one was selected as a Director. There are no compensation arrangements in place with either of the new Directors and the Company. Together, both of the new Directors control a majority of the voting shares of the Company.

Noureddine Ayed, 69, has spent his entire business career in engineering after graduating with an university degree in Electro-Mechanical Engineering from the Polytechnic School, Liege, Belgium. Prior to 1988 he served in various engineering and management positions with several international firms. From 1988 to present, he has served as Chairman and Executive Director of IRON Engineering (“Group EAG”), based in Tunisia with world-wide engineering and staffing operations for Oil & Gas, refining, petrochemical, power, mining and offshore works. Prior to January, 2012, Group EAG included International Plan Services, which became a wholly owned subsidiary of the Company at the end of 2011. Beginning in 2004 to present, Mr. Noureddine Ayed has also served as the Honorary Consul of Malaysia to Tunisia.

Karim Ayed, 41, obtained his Bachelor's degree from Bentley College, Boston, MA. Beginning in April, 2010 to present, he has served as President and CEO of Group EAG Group, which in itself consists of 42 companies with world-wide operations on five continents. In this position, he served as Vice-President of International Plant Services, which became a wholly owned subsidiary of the Company at the end of 2011.

Other than their own family relationship as father and son, respectively, neither Noureddine Ayed nor Karim Ayed have a family relationship with any director or executive officer of the Company. With respect to the Company, both Messrs. Ayed had transactions with the Company during the fiscal year ended December 31, 2011 that were previously reported. Please refer to the Company's (i) Current Report on Form 8-K dated November 14, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on November 16, 2012; (ii) Current Report on Form 8-K dated December 30, 2011, which was filed with the SEC on December 30, 2011; and (iii) Current Report on Form 8-K/A – Amendment No. 1 dated December 30, 2011, which was filed with the SEC on January 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2012	TEXAS GULF ENERGY, INC.

	By:	/s/ Craig Crawford
	Name:	Craig Crawford
	Title:	Chief Financial Officer